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                                                                    EXHIBIT 10.4

                                 Promissory Note

Borrower:         LightFirst Inc.

Lender:           Richard R. Gritzke

Guarantor:        Martin P. Gilmore

Loan Amount:      $200,000

Start Date:       November 2, 2002

Term:             90 Days

Interest:         10%

Payment:          Principle and interest due in full on due date.

Collateral:       Property of the guarantor:

                       Martin P. Gilmore
                       5701 Silentbrook Lane
                       Rolling Meadows, IL 60008

Special Condition: Guarantor pledges to repay the loan in full prior to filing for bankruptcy.

     Signed: __________________________________ Date: ___________
                     Martin P. Gilmore

     Notarized: _______________________________ Date: ___________

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                      MODIFICATION AND EXTENSION AGREEMENT

         THIS MODIFICATION AND EXTENSION AGREEMENT ("Agreement") is made as of the 31(st) day of January, 2003 by and among LightFirst Inc. ("Borrower"), Martin P. Gilmore ("Guarantor"), and Richard R. Gritzke ("Lender").

                                    RECITALS

         A. Borrower owes the sum of TWO HUNDRED THOUSAND DOLLARS pursuant to that certain Promissory Note dated November 2, 2002, a copy of which is attached hereto as Exhibit "A" (hereinafter referred to as the "Note").

         B. Borrower and Guarantor desire to modify and extend the Note and Lender is willing to do so.

         C. The parties hereto are desirous of entering into this Agreement and modifying the Note in accordance with the terms and conditions set forth herein.

                                    AGREEMENT

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, included but not limited to, the Recitals above, the parties hereto agree as follows:

         1. Maturity Date Extension. Borrower and Lender agree that the maturity date of the Note is hereby extended and modified from the 90th day after November 2, 2002 to June 1, 2003 ("Maturity Date").

         2. Interest. The Note shall continue to bear interest at a rate of 10%.

         3. Payments. Payment of the principle and interest is due in full on the Maturity Date.

         4. Status of Note and Collateral. This Agreement constitutes a modification of the Note only with respect to all matters set forth herein. All of the other terms, covenants, conditions and agreements contained in the Note shall remain in full force and effect. This Agreement shall not release Borrower from any liability under the Note.

         5. Binding Effect. This Agreement represents the complete understanding and entire agreement of the parties as to the subject matter contained herein, and may not be amended except by a writing executed by both parties. This Agreement shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of each of the parties hereto.

         6. Counterparts. This Agreement may be executed in any number of counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         7. Severability. In the event any one or more of the provisions of this Agreement or the Note are held to be invalid, illegal or unenforceable in any respect by any court or other entity having the authority to do so, the validity of the remaining provisions hereof and thereof shall in no way be affected, prejudiced, or disturbed.

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         8. Miscellaneous. The titles of the paragraphs hereof are for reference purposes only and do not constitute part of this Agreement. This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                         BORROWER
                                         LightFirst Inc., a Delaware corporation

                                         By:  __________________________________
                                              Martin P. Gilmore
                                         Its: President

                                         GUARANTOR
                                         Martin P. Gilmore

                                         By:  __________________________________
                                              Martin P. Gilmore

                                         LENDER
                                         Richard R. Gritzke

                                         By:  __________________________________
                                              Richard R. Gritzke

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                      MODIFICATION AND EXTENSION AGREEMENT

         THIS MODIFICATION AND EXTENSION AGREEMENT ("Agreement") is made as of the 30th day of May, 2003 by and among LightFirst Inc. ("Borrower"), Martin P. Gilmore ("Guarantor"), and Richard R. Gritzke ("Lender").

                                    RECITALS

         A. Borrower owes the sum of TWO HUNDRED THOUSAND DOLLARS pursuant to that certain Promissory Note dated November 2, 2002, a copy of which is attached hereto as Exhibit "A" (hereinafter referred to as the "Note").

         B. The maturity date of the Note was extended and modified from the 90th day after November 2, 2002 to June 1, 2003 in accordance with that certain Modification and Extension Agreement dated January 31, 2003, a copy of which is attached hereto as Exhibit "B" (hereinafter referred to as the "Extension").

         C. Borrower and Guarantors desire to modify and extend the Note and Lender is willing to do so.

         D. The parties hereto are desirous of entering into this Agreement and modifying the Note in accordance with the terms and conditions set forth herein.

                                    AGREEMENT

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, included but not limited to, the Recitals above, the parties hereto agree as follows:

         1. Maturity Date Extension. Borrower and Lender agree that the maturity date of the Note, as previously defined in paragraph 1 of the Extension, is hereby extended and modified from June 1, 2003 to January 2, 2004 ("Maturity Date").

         2. Interest. The Note shall continue to bear interest at a rate of 10%.

         3. Payments. Payment of the principle and interest is due in full on the Maturity Date.

         4. Status of Note and Collateral. This Agreement constitutes a modification of the Note and the Extension only with respect to all matters set forth herein. All of the other terms, covenants, conditions and agreements contained in the Note and the Extension shall remain in full force and effect. This Agreement shall not release Borrower from any liability under the Note or the Extension.

         5. Binding Effect. This Agreement represents the complete understanding and entire agreement of the parties as to the subject matter contained herein, and may not be amended except by a writing executed by both parties. This Agreement shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of each of the parties hereto.

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         6. Counterparts. This Agreement may be executed in any number of counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         7. Severability. In the event any one or more of the provisions of this Agreement or the Note are held to be invalid, illegal or unenforceable in any respect by any court or other entity having the authority to do so, the validity of the remaining provisions hereof and thereof shall in no way be affected, prejudiced, or disturbed.

         8. Miscellaneous. The titles of the paragraphs hereof are for reference purposes only and do not constitute part of this Agreement. This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                         BORROWER
                                         LightFirst Inc., a Delaware corporation

                                         By:  __________________________________
                                              Martin P. Gilmore
                                         Its: President

                                         GUARANTOR
                                         Martin P. Gilmore

                                         By:  __________________________________
                                              Martin P. Gilmore

                                         LENDER
                                         Richard R. Gritzke

                                         By:  __________________________________
                                              Richard R. Gritzke